Exhibit 99.2

ACCESS DISPUTE BETWEEN

PRIMUS TELECOMMUNICATIONS PTY LTD (ACCESS SEEKER)

AND TELSTRA CORPORATION LIMITED (ACCESS PROVIDER)

UNCONDITIONED LOCAL LOOP SERVICE (ULLS)

Access Dispute Notified under subsection 152CM(1) of the Trade

Practices Act 1974 on 3 June 2005

Final Determination under Section 152CP of the Trade

Practices Act 1974

Background

1.	On 3 June 2005, the Australian Competition and Consumer Commission (the ACCC) received a written access dispute notification (the notification) from Primus Telecommunications Pty Ltd (Primus) that an access dispute existed in relation to the supply by Telstra Corporation Limited (Telstra) of the Unconditioned Local Loop Service (ULLS). Primus’ notification was provided to the ACCC pursuant to subsection 152CM(1) of the Trade Practices Act 1974 (the TPA).

2.	The ULLS is an access service involving the use of unconditioned cable, primarily copper pairs, between end-users and a telephone exchange where the unconditioned cable terminates. The ULLS is used by access seekers in conjunction with their own infrastructure in the exchange to provide services, including traditional voice services and high speed internet and data services, to end-users.

3.	After holding a public inquiry, the ACCC declared the ULLS, pursuant to section 152AL(3) of the TPA, in August 1999. A copy of the declaration was published in the Commonwealth of Australia Gazette GN32 on 11 August 1999. After holding a further public inquiry, the ACCC re-declared the ULLS, pursuant to section 152AL(3) of the TPA, to apply from 1 August 2006 to 31 July 2009. A copy of the declaration was published in the Commonwealth of Australia Gazette GN31 on 9 August 2006.

4.	The ACCC has formed the view that, with respect to the notification, the requirements of subsection 152CM(1) of the Act are satisfied. That is:

•	Telstra is a carrier;

•	Telstra supplies the declared ULLS;

•	Telstra has an obligation under subsection 152AR(3) of the Act to supply the ULLS to Primus; and

•	Primus is unable to agree with Telstra about terms and conditions of access to the ULLS, including the charges and other terms and conditions that are the subject of this final determination.

5.	On 12 July 2006, the ACCC made an interim determination on ULLS connection charges in this matter.

6.	On 29 June 2007, the ACCC extended the operation of the interim determination made on 12 July 2006 until 30 November 2007.

7.	Pursuant to subsection 152CP(1) of the Act, this instrument is the final determination relating to the terms and conditions of access by Primus to the ULLS provided by Telstra.

Final Determination

Terms and conditions of access

8.	This Final Determination specifies:

•	ULLS ‘single’ connection charges, as per Schedule 1

•	ULLS MNM connection charges, as per Schedule 2

•	ULLS call diversion charges, as per Schedule 3

•	ULLS service qualification charges, as per Schedule 4

9.	Subject to clause 10, other terms and conditions upon which Telstra and Primus have agreed for the supply of the ULLS are to continue to apply.

10.	Except where the parties expressly agree otherwise, in the event of any inconsistency between the terms and conditions upon which Telstra and Primus have agreed for the supply of the ULLS and the intended operation of this determination, this determination is taken to apply to override any such pre-existing agreement to the extent of any inconsistency.

11.	All charges expressed in this Final Determination are expressed on a GST exclusive basis.

Settlement of over or under paid amounts and interest

12.	The total amount that arises from the difference between charges that have been paid by Primus and the charges specified in this determination (‘the settlement amount’) is to be paid:

(a)	where the charges paid by Primus are less than the charges specified in this determination, by Primus to Telstra; or,

(b)	where the charges paid by Primus are more than the charges specified in this determination, by Telstra to Primus.

Note: For calculating the amount of money required to be paid, parties must take into account the charges paid by Primus under the interim determinations.

13.	Interest is payable on the settlement amount, compounded daily at the applicable monthly rate specified in the Large Business Variable Indicator Rate published by the Reserve Bank of Australia, for the period commencing on the price calculation date, and ending on the date that this determination takes effect.

Note: The Large Business Variable Indicator Rate series can be obtained from the Reserve Bank of Australia.

14.	Except where the parties agree otherwise, the settlement amount is to be paid within 42 days after the date on which this determination is made.

Commencement and expiry

15.	This determination has effect 21 days after the date it is made and ceases to have effect on 30 June 2008 (the expiry date).

Definitions

16.	For the purpose of this Final Determination, the following definitions apply:

(i)	‘Band’ refers to the geographic classification of exchange service areas (ESAs).

(ii)	‘Band 1’ means the following central business districts:

(a)	NSW (City South, Dalley, Haymarket, Pitt, Kent)

(b)	QLD (Charlotte, Edison, Roma Street, Spring Hill)

(c)	South Australia (Flinders, Waymouth)

(d)	Victoria (Batman, Exhibition, Lonsdale)

(e)	WA (Bulwer, Pier, Wellington).

(iii)	‘Band 2’ means an exchange service area with more than 108.4 services in operation in a square kilometre area at the time this determination is made, which is not a Band 1 area,

(iv)	‘Band 3’ means an exchange service area with 6.56 or more, but less than 108.4, services in operation in a square kilometre area at the time this determination is made,

(v)	‘Band 4’ means an exchange service area with 6.55 or less services in operation in a square kilometre area at the time this determination is made.

Note 1: These Band definitions are taken from Annexure A (Key Performance Indicators Operational Document) to Telstra’s Service Quality Strategy dated 23 June 2006 (available at http://telstrawholesale.com//dobusiness/customer-commitment/docs/op_sep_quality_strategy.pdf).

Note 2: The applicable Band is the Band in which the relevant service lies at the time the service is supplied.

Note 3: Brief descriptions of the four Bands are:

•	Band 1 – central business districts in New South Wales, Queensland, South Australia, Victoria and Western Australia

•	Band 2 – metropolitan

•	Band 3 – provincial

•	Band 4 – rural

Note 4: Telstra provided a listing of the applicable current classification of ESAs into Bands on 31 August 2007.

/s/ Graeme Julian Samuel
Graeme Julian Samuel Chairman DATED: 21 April 2008

Schedule 1 ULLS ‘single’ connection charges

ULLS ‘single’ connections—IULLS and TULLS

1.	Except where the parties subsequently agree otherwise, and subject to clause 2, the charge payable per connection for the making of an IULLS or TULLS connection outside of a MNM is as follows:

	2005-06	2006-07	2007-08
Band 1	$38.10	$44	$50.10
Band 2	$43.10	$47.80	$52.80
Band 3	$51.50	$54.10	$57.40

2.	Except where the parties subsequently agree otherwise, where cutover testing is performed by Telstra at the request of the access seeker for a particular IULLS or TULLS connection, the following additional amount is payable for that connection:

	2005-06	2006-07	2007-08
Cutover testing additional charge	$10	$10.40	$10.80

However, no additional amount for cutover testing is payable for connections made after 10 October 2007.

3.	The charges specified in clauses 1 and 2 do not apply to connections made in Band 4.

ULLS ‘single’ connections—VULLS

4.	This schedule does not specify charges payable for VULLS connections.

Commencement

5.	For the purposes of this schedule the price calculation date is 10 June 2004.

6.	This schedule does not apply to connections which were made before the price calculation date or which will be made after the expiry date.

Definitions

7.	For the purposes of this schedule:

(i)	a reference to the connection of a ULLS outside a MNM refers to all instances of ULLS connections other than those that are made as part of a ‘Managed Network Migration’ (MNM)

(ii)	a ‘Managed Network Migration’ (MNM) is the transfer or migration of services that is achieved by the project management by Telstra of a coordinated cancellation and connection of services

(iii)	‘IULLS’ connection refers to an ‘in-use’ ULLS connection where the ULLS is to be provided on a copper pair that was being used by Telstra, immediately prior to the request for access, to provide PSTN-based services on a wholesale or retail basis

(iv)	‘TULLS’ connection refers to a ‘transfer’ ULLS connection where the ULLS is to be provided on a copper pair that was being used immediately prior to the request for access, to supply a ULLS to another carrier or carriage service provider (for the avoidance of doubt, this may include Telstra as the access provider)

(v)	‘VULLS’ refers to a ‘vacant’ ULLS connection on a line that at the time of the order is not being used to supply any service.

Schedule 2 Terms and conditions relating to Managed Network Migrations

Connection charge for connections where the ULLS is being connected as part of an MNM involving the transfer of end user data services from a Telstra wholesale PSTN and/or ADSL service, or from a line that Telstra is using to supply a ULLS to another access seeker

1.	Except where the parties subsequently agree otherwise, the connection charges payable for the connection of ULLS as part of an MNM where the service is to be connected as part of an MNM involving the transfer of end user data services from a Telstra wholesale PSTN and/or ADSL service, or from a line that Telstra is using to supply a ULLS to another access seeker, are:

(a)	for FY2005-06

Component	Charge
– Fixed amount	$126.00	(per MNM)
– Variable amount	+$24.30	(per connection)

(b)	for FY2006-07

Component	Charge
– Fixed amount	$130.20	(per MNM)
– Variable amount	+$24.60	(per connection)

(c)	for FY2007-08

Component	Charge
– Fixed amount	$135.60	(per MNM)
– Variable amount	+$24.90	(per connection)

2.	The charges specified in clause 1 do not apply to connections in Band 4.

3.	Clauses 1 and 2 do not apply to connections that were made before the price calculation date or will be made after the expiry date.

Minimum connection charge per MNM per exchange

4.	Except where the parties subsequently agree otherwise, the minimum connection charge per exchange for MNMs is as follows:

Where the ULLS is being connected as part of an MNM involving the transfer of end user data services from a Telstra wholesale PSTN and/or ADSL service, or from a line that Telstra is using to supply a ULLS to another access seeker

FY2005-06	$612	(per MNM)
FY2006-07	$622.20	(per MNM)
FY2007-08	$633.60	(per MNM)

5.	The charges specified in clause 4 are not to apply to MNMs in Band 4.

6.	Clauses 4 and 5 do not apply to MNMs that were completed before the price calculation date or after the expiry date.

Minimum number of services

7.	Except where the parties subsequently agree otherwise, it is at the discretion of the access seeker whether a particular service is to be connected as part of an MNM, or outside of an MNM.

8.	The access seeker will notify Telstra at the time the order is made whether a particular service is to be connected as part of an MNM or outside of an MNM.

9.	Except where the parties subsequently agree otherwise, there is no minimum number of connections pre-requisite for requesting an MNM.

10.	Clauses 7 to 9 are not to apply in respect of MNMs that are ordered prior to the date this determination has effect, or MNMs that are ordered after the expiry date.

MNM Migration Plans

Cancellation (standard and pre-wiring) charges

11.	Subject to clauses 12 and 13, and except where the parties subsequently agree otherwise, no charges are payable on cancellation of an order for a ULLS that was to be connected as part of an MNM.

12.	Where the access seeker cancels an order for an MNM that is scheduled for an exchange, the access seeker must pay to Telstra:

a.	a ‘standard cancellation’ charge of $135.60 per cancelled MNM; and

b.	if applicable, a further ‘pre-jumpering’ charge per relevant cancelled service, where the cancellation occurs after ‘pre-jumpering’ work has been performed by Telstra or its agents as part of the MNM process, of $20 per relevant cancelled service.

13.	Where an MNM was forecast to involve more than 20 services, and the access seeker revises down its forecast number of services to be connected as part of that MNM within 20 business days of the prospective date of the MNM, the access seeker must pay to Telstra:

(i)	if applicable, a further ‘pre-jumpering’ charge per relevant cancelled service, where the cancellation occurs after ‘pre-jumpering’ work has been performed by Telstra or its agents as part of the MNM process, of $20 per relevant cancelled service;

in which case the number of relevant cancelled services is the difference between:

(a)	the number of services that had been forecast for migration at the relevant exchange immediately prior to 20 business days from the prospective migration date; and

(b)	the greater of: the revised number of services to be migrated, or 20.

14.	Clauses 11 to 13 do not apply to cancellations that were made before the date this determination has effect or after the expiry date.

Commencement

15.	For the purposes of this schedule the price calculation date is 10 June 2004.

Definitions

16.	For the purposes of this determination:

(i)	a reference to the connection of a ULLS as part of an MNM refers to a ULLS connection to be made in the context of a ‘Managed Network Migration’ (MNM)

(ii)	a ‘Managed Network Migration’ (MNM) is the transfer or migration of services that is achieved by the project management by Telstra of a coordinated cancellation and connection of services

(iii)	‘Pre-jumpering’ work involves, inter alia, locating relevant copper pairs and making ready the jumpers that are needed to effect a ULLS connection prior to the actual connection or ‘cutover’.

Schedule 3 Charges for call diversion as part of a ULLS connection

1.	Except where the parties subsequently agree otherwise, and subject to clause 2, the charges that are to apply in respect of call diversion as part of a ULLS connection are as specified in Part C of Customer Relationship Agreement 353.

2.	Except where the parties subsequently agree otherwise, the connection charge that is to apply in respect of call diversion as part of a ULLS connection (as specified in Table CRA353.1 in Part C of Customer Relationship Agreement 353) is as follows:

Year	ULLS call diversion connection charge
2005-06	$8.50
2006-07	$8.80
2007-08	$9.20

3.	Clauses 1 and 2 do not apply to call diversion as part of a ULLS connection requested before the price calculation date or after the expiry date.

4.	The charges specified in clauses 1 and 2 do not apply to call diversion as part of a ULLS connection made in Band 4.

5.	For the purposes of this schedule the price calculation date is 10 May 2005.

6.	This determination ceases to have effect on 30 June 2008 (the expiry date).

7.	In this determination,

(i)	a reference to Customer Relationship Agreement 353 is a reference to the agreement of that name between Telstra and Primus current as at the date that this determination is made.

Schedule 4 Charges for ULLS service qualification inquiries and Service qualification not followed by an order

1.	Except where the parties subsequently agree otherwise, and subject to paragraphs 2 and 4, the charges that are to apply in respect of Service Qualification Inquiries (where Primus makes an inquiry of Telstra in respect of a service and Telstra conducts a Service Qualification for Primus) are as specified in Part C of Customer Relationship Agreement 167 (at Table CRA167.3).

2.	A charge is not payable by Primus for a Service Qualification Inquiry (where Primus makes an inquiry of Telstra in respect of a service and Telstra conducts a Service Qualification for Primus) where, immediately following the results of the inquiry being advised to Primus, Primus orders a ULLS on the line that is the subject of the Service Qualification Inquiry.

3.	Except where the parties subsequently agree otherwise, and subject to paragraph 4, the charges that are to apply in respect of Service Qualification Not Followed by an Order (where Telstra conducts a Service Qualification in respect of a service at the request of Primus and Telstra is advised at the time of the request that the Service Qualification will not or cannot be followed by an Order for a service) are as specified in Part C of Customer Relationship Agreement 167 (at Table CRA167.4).

4.	There is no charge payable for a Service Qualification Inquiry via LOLO/LOLIG or a Service Qualification via LOLO/LOLIG Not Followed by an Order.

5.	Clauses 1 to 4 do not apply to Service Qualifications requested prior to the date this determination has effect or after the expiry date.

6.	This determination ceases to have effect on 30 June 2008 (the expiry date).

7.	In this schedule,

(i)	a reference to Customer Relationship Agreement 167 is a reference to the agreement of that name between Telstra and Primus current as at the date that this determination is made

(ii)	a reference to LOLO/LOLIG refers to Telstra’s Linx Online Ordering System and Linx Online Interaction Gateway.